UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2007

ANAVEX LIFE SCIENCES CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-122005

(Commission File Number)

N/A

(IRS Employer Identification No.)

Suite 101 – 4837 Canyon Ridge Crescent, Kelowna, British Columbia, V1W 4A1, Canada

(Address of principal executive offices and Zip Code)

(250) 764-9701

Registrant’s telephone number, including area code

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 25, 2007, we appointed Dr. Panos Kontzalis as our chief executive officer and to our board of directors.

Dr. Kontzalis brings over 38 years of extensive and solid experience in the pharmaceutical sector. For the past 18 years he held various senior positions at Novartis Pharma, AG in Basel, Switzerland, starting as a Market and Business Analyst for CNS portfolio, moving to Group Market and Business Analyst for transplantation, dermatology, rheumatology and cardiovascular portfolio, Market Research and Competitive Intelligence Manager for transplantation, immunology and oncology. He was appointed Head of Global Market Research in 1998, Global

Sales Forecasting Manager in 1999, Deputy Head of Global Sales Forecasting in 2003 and Head of Global Sales Forecasting Operations until 2006.

Item 9.01.	Financial Statements and Exhibits.
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

By: Harvey Lalach

/s/ Harvey Lalach

President

Date: January 31, 2007

CW1043433.1